UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 10, 2020

Daktronics, Inc.
(Exact name of registrant as specified in its charter)

South Dakota	0-23246	46-0306862
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification Number)

201 Daktronics Drive
Brookings, SD  57006
(Address of principal executive office, and zip code)

(605) 692-0200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	DAKT	NASDAQ Global Select Market
Preferred Stock Purchase Rights	DAKT	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 - Financial Information

Item 2.02     Results of Operations and Financial Condition

On June 10, 2020 Daktronics, Inc. (the “Registrant”) issued a press release announcing its financial results for fiscal 2020 fourth quarter and year ended May 2, 2020.  A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in this report, including the exhibit shall not be incorporated by reference into Daktronics’ filings with the Securities and Exchange Commission under the Securities Act of 1933 and shall not be deemed “filed” with the SEC for purposes of Section 18 of the Securities Act of 1934.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits:

(d)  Exhibits.  The following exhibit is furnished as part of this Report:

99.1 Press Release dated June 10, 2020 issued by Registrant regarding fiscal 2020 fourth quarter and year end results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.

By: /s/ Sheila M. Anderson
Sheila M. Anderson, Chief Financial Officer
Date:	June 10, 2020

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 10, 2020 issued by Registrant regarding fiscal 2020 fourth quarter and year end results.